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                                                       Deutsche Asset Management

BT Investment Funds
International Equity

Supplement dated March 14, 2000 to Prospectus dated January 31, 2000

The following supplements the "Buying and Selling Fund Shares" section with respect to International Equity:

As of March 14, 2000, you may only establish an account with the Fund through a service agent such as a financial planner, investment adviser, broker-dealer or other institution. If you had an account in the Fund prior to March 14, 2000, you may continue to buy and sell shares for that account directly with the Fund by following the instructions under this section. To open an additional account in the Fund, the account must be set up through a service agent.

               Please Retain This Supplement for Future Reference

SUPP463 (3/00)
CUSIP:      055922868